EXHIBIT 10.2

                                     FORM OF
                       EMPLOYMENT AND SEVERANCE AGREEMENT
                          FOR EXECUTIVE VICE PRESIDENTS
                     OF SPRINGFIELD INSTITUTION FOR SAVINGS

         This AGREEMENT is made as of [date] by and between ___________ (the "Executive") and SPRINGFIELD INSTITUTION FOR SAVINGS, a Massachusetts savings bank (the "Bank").

         WHEREAS, the Bank recognizes the substantial contribution the Executive has made and is expected to make to the Bank and wishes to protect his position therewith for the period provided in this Agreement; and

         WHEREAS, the Executive has been elected to, and has agreed to serve in the position of Executive Vice President of the Bank, a position of substantial responsibility;

         NOW,   THEREFORE,    in   consideration   of   the   contribution   and
responsibilities of the Executive, and upon the other terms and conditions hereinafter provided, the parties hereto agree as follows:

1.       TERM OF AGREEMENT.


         The term of this Agreement shall be deemed to have commenced as of the date hereof and shall continue for a period of twelve (12) full calendar months thereafter. Commencing on the first anniversary date of this Agreement and continuing at each anniversary date thereafter, the term of this Agreement shall renew for an additional year unless written notice is provided to the Executive by the Bank, or to the Bank by the Executive, at least ninety (90) days and not more than one hundred eighty (180) days prior to any such anniversary date, that this Agreement shall cease at the end of the then current term hereof.

2.       DEFINITIONS.


         For purposes of this Agreement,

         (a) "Affiliate" means any person or entity of any kind effectively controlling, effectively controlled by or effectively under common control with the Bank.

         (b) "Board" means the board of trustees of the Bank, if the Bank is a mutual savings bank, and the board of directors of the Bank, if the Bank is a stock savings bank.

         (c) "Change in Control" means a change in control of the Bank of a nature that would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than any change in control directly related to or in connection with the conversion of the Bank from a state-chartered mutual savings bank to a state-chartered stock savings bank; a change in control of the Bank within the meaning of 12 U.S.C. ss.1817(i), the Change in Bank Control Act, and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. ss.303.4(a), other than any change in control directly related to or in connection with the conversion of the Bank from a state-chartered mutual savings bank to state-chartered stock savings bank; individuals who constitute the Board immediately after the consummation of the process of converting the Bank from a mutual-form savings bank to a stock-form savings bank (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to such consummation whose election was approved by a vote of at least three-quarters of the directors then comprising the Incumbent Board, or whose nomination for election by the Bank's shareholders was approved by the Bank's nominating committee then serving under the Board, shall be, for purposes of this clause (iii), considered as though he or she was a member of the Incumbent Board (but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or



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threatened  solicitation  of proxies or consents;  approval by the depositors or shareholders of the Bank of a reorganization, merger or consolidation, or the consummation of any such reorganization, merger or consolidation, other than, in any case any such transaction occurring in connection with or directly related to the conversion of the Bank from a state-chartered mutual savings bank to a state-chartered stock savings bank, or a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Voting Interest in the Bank beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation more than eighty percent (80%) of the Voting Interest of the corporation or other entity resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Voting Interest in the Bank; approval by the depositors or shareholders of the Bank, as the case may be, of a complete liquidation or dissolution of the Bank, or the sale or other disposition of all or substantially all of the assets of the Bank, or the occurrence of any such liquidation, dissolution, sale or other disposition, other than, in any case, to a Subsidiary, directly or indirectly, of the Bank, or any Affiliate, or in connection with or directly related to any conversion of the Bank from a state-chartered mutual savings bank to a state-chartered stock savings bank; and/or the solicitation of proxies from shareholders or depositors of the Bank by someone other than the current management of the Bank and without the approval of the Board, seeking depositor or shareholder approval of a plan or reorganization, merger or consolidation of the Bank with one or more corporations as a result of which the depositors' or the shareholders' interests in the Bank are actually exchanged for or converted into securities not issued by the Bank. No failure on the part of the Executive to exercise any rights upon the occurrence of a Change in Control shall be deemed a waiver of or otherwise impair the rights of the Executive in respect of any subsequent events or circumstances constituting a Change in Control.

         (d) "Code" means the Internal Revenue Code of 1986, as amended, and as in effect from time to time, and/or any successor code thereto.

         (e) "Excise Tax" means any excise tax imposed under Section 4999 of the Code and/or any successor section thereto.

         (f) "Good Reason" means, and shall be deemed to exist if, without the written consent of the Executive, the Bank fails to appoint or reappoint the Executive as [Executive\Senior] Vice-President of the Bank, there occurs any reduction of base salary or material reduction in other benefits or any material change by the Bank to the Executive's function, duties, or responsibilities in effect on the date hereof, which change would cause the Executive's position with the Bank to become one of lesser responsibility, importance, or scope from the position and attributes thereof in effect on the date hereof, or there occurs any material breach of this Agreement by the Bank.

         (g) "Subsidiary" means any corporation in which the Bank has a direct or indirect legal or beneficial ownership interest, but only if the Bank owns or controls, directly or indirectly, securities possessing at least 50% of the total combined voting power of all classes of securities in any such corporation.

         (h) "Voting Interest" means securities of any class or classes or other ownership interests having general voting power under ordinary circumstances to elect members of a board of directors or trustees of any entity.

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3.       PAYMENTS TO EXECUTIVE UPON TERMINATION.

         (a)  The provisions of Section 4(a) hereof shall apply upon:

                  (i) the involuntary termination of the Executive's employment at any time during the term of this Agreement, other than Termination for Cause (as defined below), following the occurrence of a Change in Control; or

                  (ii) the voluntary termination of the Executive's employment for Good Reason at any time during the term of this Agreement, following the occurrence of a Change of Control.

         (b) The provisions of Section 4(b) shall apply upon the involuntary termination of the Executive's employment at any time during the term of this Agreement, other than for Termination for Cause, prior to the occurrence of a Change in Control.

         (c) The term "Termination for Cause" shall mean termination because of a material loss to the Bank or one of its Subsidiaries caused by the Executive's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease and desist order, or any material breach of this Agreement. For purposes of this Section, no act, or the failure to act, on Executive's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Bank or its Subsidiaries. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a Notice of Termination which shall include a copy of a resolution duly adopted by the affirmative vote of not less than two-thirds of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause (except as required by the Employment Retirement Income Security Act of 1974, as amended ("ERISA") or other applicable law). Any stock options and limited rights granted to Executive under any stock option plan or unvested awards granted to Executive under any recognition and retention plan of the Bank, or any Subsidiary or Affiliate thereof, shall become null and void effective upon Executive's receipt of Notice of Termination for Cause and shall not be exercisable by Executive at any time subsequent to such Termination for Cause.

4.       TERMINATION BENEFITS.

         (a) Upon the termination of the Executive's employment by the Bank as described in Section 3(a) hereof, the Bank shall be obligated to make a lump sum severance payment, within thirty (30) days of such termination to the Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, in an amount equal to two (2) years' salary (at the then applicable annual salary of the Executive). In addition, the Executive shall be entitled to any other compensation and benefits as may be provided in accordance with the terms and provisions of any applicable plans and programs of the Bank.

         (b) Upon the termination of the Executive's employment by the Bank as described in Section 3(b) hereof, the Bank shall be obligated to make a lump sum severance payment within thirty (30) days of such termination to the Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, in an amount equal to one (1) year's salary (at the then applicable annual salary of the Executive). In addition, the Executive shall be entitled to any other compensation and benefits as may be provided in accordance with the terms and provisions of any applicable plans and programs, if any, of the Bank.

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5.       NOTICE OF TERMINATION.

         (a) Any purported termination by the Bank, or by the Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

         (b) "Date of Termination" shall mean the date specified in the Notice of Termination which, in the instance of Termination for Cause, shall be immediate.

6.       EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFIT PLANS.

         This Agreement contains the entire understanding between the parties hereto and supersedes any prior agreement between the Bank and the Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

         Nothing in this Agreement shall confer upon the Executive the right to continue in the employ of the Bank or shall impose on the Bank any obligation to employ or retain the Executive in its employ for any period.

7.       NO ATTACHMENT.

         Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment,encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

8.       SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon, and inure to the benefit of, the Executive, the Bank and their respective successors and assigns.

9.       MODIFICATION AND WAIVER.

         (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

         (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

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10.      SEVERABILITY.

         If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

11.      HEADINGS FOR REFERENCE ONLY.

         The headings of sections and paragraphs  herein are included solely for
convenience   of  this   reference   and  shall  not   control  the  meaning  or
interpretation of any of the provisions of this Agreement.

12.      GOVERNING LAW.

         The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of The Commonwealth of Massachusetts.

13.      ARBITRATION.

         Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Springfield, Massachusetts as hereinbelow provided. If a dispute or controversy hereunder arises and, within thirty (30) days of each party's written notice thereof, such dispute or controversy has not been resolved by mutual accord, then such dispute or controversy shall be conclusively determined by three arbitrators, one arbitrator being selected by the Executive, one arbitrator being selected by the Bank and the third being selected by the two arbitrators so selected. In the event of their inability to agree on the selection of a third arbitrator, the third arbitrator shall be designated in accordance with the rules of the American Arbitration Association then in effect. In the event that within ten
(10) business days after the above-referenced 30-day period expires without resolution of any dispute or controversy by mutual accord any party shall not have selected its arbitrator and given written notice thereof to the other party, such arbitrator shall be selected in accordance with the rules of the American Arbitration Association as then in effect. All determinations made by the arbitrators selected pursuant to the provisions of this Section shall be by majority vote and shall be final. Notice of any such determination shall be forthwith given to each party. Judgment may be entered on the arbitrators' award in any court having jurisdiction; provided, however, that the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

14.      INDEMNIFICATION AND ATTORNEYS' FEES.

         (a) The Bank shall indemnify, hold harmless and defend the Executive against reasonable costs, including legal fees, incurred by him in connection with his consultation with legal counsel or arising out of any action, suit or proceeding in which he may be involved, as a result of his efforts, in good faith, to defend or enforce the terms of this Agreement.

         (b) In the event any dispute or controversy arising under or in connection with the Executive's termination is resolved in favor of the Executive, whether by judgment, arbitration or settlement, the Executive shall be entitled to the payment of all back-pay, including salary, bonuses and any other cash compensation, fringe benefits and any compensation and benefits due the Executive under this Agreement.

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         (c) The Bank shall  indemnify,  hold harmless and defend  Executive for all acts or omissions taken or not taken by him in good faith while performing services for the Bank to the same extent and upon the same terms and conditions as other similarly situated officers and directors of the Bank. If and to the extent that the Bank maintains, at any time during its employment of the Executive an insurance policy covering the other officers and directors of the Bank against law suits, the Bank shall use its best efforts to cause Executive to be covered under such policy upon the same terms and conditions as other similarly situated officers and directors.

         IN WITNESS WHEREOF, SPRINGFIELD INSTITUTION FOR SAVINGS has caused this Agreement to be executed by its duly authorized officer, and the Executive has signed this Agreement, as of the ____ day of _______________, 199__.


ATTEST:                           SPRINGFIELD INSTITUTION FOR SAVINGS


_________________________      BY:_____________________________________________
Secretary                         Name:  F. William Marshall, Jr.
                                  Title:  President and Chief Executive Officer

[SEAL]

WITNESS:


________________________       __________________________________
                                       [Name of Executive]


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